Marathon Asset Management and ADMA Biologics Complete $30 Million Debt Refinancing

New Debt Facility Provides Cash Runway Extension and an Option to Borrow Additional $10 Million

Interest Only Provision for 36 Months

RAMSEY, N.J. – October 11, 2017 – ADMA Biologics, Inc. (NASDAQ: ADMA) (“ADMA” or the “Company”), a vertically integrated commercial biopharmaceutical company that develops, manufactures and markets specialty plasma-based biologics for the prevention and treatment of certain infectious and immunological diseases, today announced it has entered into a credit agreement for up to $40 million with affiliated entities of Marathon Asset Management (“Marathon”). ADMA will use the proceeds from this transaction to refinance the principal and accrued interest of its outstanding secured loan with Oxford Finance LLC, pay transaction expenses and provide for working and growth capital.

Upon the closing of this financing with Marathon, ADMA received $30 million of a senior secured single draw term loan, with an additional $10 million senior secured single draw term loan to be provided by Marathon upon the achievement of either (i) the Food and Drug Administration’s (“FDA”) approval for the commercialization of Bivigam® and ADMA’s generation of not less than $500 thousand in net revenue from the sale in the United States of Bivigam® in calendar year 2018, or (ii) the FDA’s approval for the commercialization of RI-002 and ADMA’s generation in calendar year 2019 of not less than $500 thousand in net revenue from the sale in the United States of RI-002. The refinancing allows for an interest only payment period of 36 months, permitting ADMA to defer the first monthly payment of principal until October 2020.

“Marathon is very pleased to be a financing partner to ADMA in their senior secured debt refinancing. Throughout the due diligence process, Marathon has learned about ADMA’s business operations, current progress and future opportunities and, as such, is pleased to provide ADMA with debt capital so that the Company can utilize the proceeds to improve the overall quality of operations,” stated Evan Bedil, Managing Director of Marathon.

“We are pleased to announce this transaction with Marathon, a leading investment management firm with a deep understanding and expertise in working with drug manufacturing companies. We are proud to have obtained their confidence in ADMA’s ongoing operations and with our future plans as a result of Marathon’s thorough and extensive due diligence process. This refinancing enhances our current cash balance position and allows the Company to extend its cash runway by obtaining a three year interest-only payment period,” stated Adam Grossman, President and Chief Executive Officer of ADMA.

The description of the debt financing in this press release is not all inclusive and, as such, the statements in this press release are qualified in their entirety by reference to the description of the debt financing transaction and corresponding exhibits which are included in a Current Report on Form 8-K filed concurrently to this press release by ADMA with the Securities and Exchange Commission.

About Marathon

Marathon Asset Management is a New York-based global investment advisor with approximately $14 billion of capital under management. The firm was founded in 1998 by Louis Hanover and Bruce Richards and employs more than 150 professionals. Marathon is headquartered in New York City, and it has international offices in London and Singapore. Marathon is a Registered Investment Adviser with the Securities and Exchange Commission. For more information, please visit www.marathonfund.com. For more information about this transaction, please contact Andrew Rabinowitz at 212-500-3050.

About ADMA Biologics, Inc. (ADMA)

ADMA is a vertically integrated commercial biopharmaceutical company that develops, manufactures and markets specialty plasma-based biologics for the prevention and treatment of certain infectious and immunological diseases. ADMA's mission is to develop and commercialize plasma-derived, human immune globulins targeted to niche patient populations for the treatment and prevention of certain infectious diseases. The target patient populations include immune-compromised individuals who suffer from an underlying immune deficiency disease, or who may be immune-compromised for medical reasons. ADMA has received U.S. Patents 9,107,906 and 9,714,283 related to certain aspects of its product candidate, RI-002. For more information, please visit www.admabiologics.com.

Forward-Looking Statements

This press release contains "forward-looking statements" pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance or achievements, and may contain the words "estimate," “project,” "intend," “forecast,” "target,” “anticipate,” “plan,” “planning,” “expect,” “believe,” “will," “is likely,” “will likely,” “should,” “could,” "would," "may," or, in each case, their negative, or words or expressions of similar meaning. These forward-looking statements include, but are not limited to, statements concerning our ability to develop, manufacture, and commercialize specialty plasma-based biologics for the proposed treatment of immune deficiencies and the prevention of certain infectious diseases, the success of our work with our third party vendors and the U.S. Food and Drug Administration (“FDA”) in furtherance of and progress towards an approval of our Biologics License Application(“BLA”) for specialty plasma-based biologics and the ability of such third parties to respond adequately or in a timely manner to the issues raised by the FDA, our ability to successfully pursue commercialization and prelaunch activities, the timeframe within which we may receive approval from the FDA for specialty plasma-based biologics, if at all, the potential of our specialty plasma-based biologics to provide meaningful clinical improvement for patients living with Primary Immune Deficiency Disease (“PIDD”) or other indications and our ability to realize increased prices for plasma growth in the plasma collection industry, our ability to address the outstanding issues in the FDA’s Complete Response Letter (“CRL”), as well as other deficiencies existing at the manufacturing facility we acquired in the recently completed acquisition transaction with Biotest Pharmaceuticals Corporation (“BPC”) (the “Biotest Transaction”) and the effect any adverse events on such manufacturing facility could have on us or our business, our ability to generate revenue, if any, from the potential commercialization of RI-002, if approved by the FDA, the achievement of or expected timing, progress and results of clinical development, trials and potential regulatory approvals, our ability to resume the manufacturing of Bivigam® once the deficiencies identified in the CRL, and the warning letter issued by the FDA to BPC on November 25, 2014 with respect to the outstanding issues at the manufacturing facility in Boca Raton, Florida which we acquired from BPC in June

2017, have been resolved by us to the satisfaction of the FDA, our dependence upon our third-party and related party customers and vendors, our ability to obtain adequate quantities of FDA-approved normal source plasma and Respiratory Syncytial Virus, high-titer plasma with proper specifications, our plans to increase our supplies of plasma, the potential indications for our product candidates, our ability to expand our plasma center network, regulatory processes, interpretations of final data, possible characteristics of RI-002, acceptability of RI-002 for any purpose, by physicians, patients or payers, concurrence by the FDA with our conclusions and the satisfaction by us of its guidance, the likelihood and timing of FDA action with respect to any further filings by the Company, results of the clinical development, continuing demonstrations of safety, comparability of results of RI-002 to other comparably run Intravenous Immune Globulin trials, improvements in clinical outcomes, the potential of RI-002 to provide meaningful clinical improvement for patients living with PIDD, as well as to offer clinicians with an option for their immune compromised patients, market data and incidence of infection, potential clinical trial initiations, potential investigational new product applications, BLAs, expansion plans, our intellectual property position, including our expectations of the scope of patent protection with respect to RI-002, or other future pipeline product candidates, the achievement of clinical and regulatory milestones, our manufacturing capabilities, third-party contractor capabilities and strategy, our plans relating to manufacturing, supply and other collaborative agreements, our estimates regarding expenses, capital requirements and needs for additional financing, possible or likely reimbursement levels, if any, if and when RI-002 is approved for marketing, estimates regarding market size, projected growth and sales as well as our expectations of market acceptance of RI-002, future economic conditions and performance, expectations for future capital requirements, commercialization efforts relating to our product candidates and the runway and limitation of our available cash and our ability to identify alternative sources of cash or the enforceability of our patent or its effectiveness in providing protection for any of our product candidates. These forward-looking statements also involve risks and uncertainties concerning the anticipated benefits and synergies of the Biotest Transaction, anticipated future combined businesses, operations, products and services, and liquidity, debt refinancing and/or repayment and capital return expectations, ADMA’s ability to raise capital following closing of the Biotest transaction, as well as the capitalization, resources and ownership structure of the combined company, the nature, strategy and focus of the combined company and the management and governance structure of the combined company, our plans to develop, manufacture, market, launch and build our own commercial infrastructure and commercialize RI-002 and the success of such efforts, the timing and ability to conduct further testing of RI-002 in humans if needed, the safety, efficacy and expected timing of, and our ability to, obtain and maintain regulatory approvals of RI-002 or any of our other product candidates, the labeling or nature of any such approvals, whether final and secondary data will be accepted as encouraging, positive or will otherwise lead to an effective or approved product, whether we will be able to demonstrate efficacy or gain necessary approvals to market and commercialize any product, whether the FDA will accept our data, continue to recognize its previously reported guidance, grant a license, or approve RI-002 for marketing, whether we will meet or achieve any of our clinical, regulatory or other milestones, whether we will develop any new products or expand existing ones, whether we will receive FDA approval of any future plasma centers, whether there may be changes in regional and worldwide supply and demand for source plasma, whether we will be able to attract sufficient donors and operate any new facilities effectively or profitably, whether we can sell our plasma in the marketplace at prices that will lead to adequate amounts of revenue, whether we will be able to sustain the listing of our common stock on the Nasdaq Capital Market, whether we will meet any timing targets we express, and other risks and uncertainties as identified below. Actual events or results may differ materially from those described in this document due to a number of important factors. These factors include, but are not limited to, the outcome of regulatory reviews with respect to the acquired assets in the Biotest Transaction, the ability of ADMA to successfully integrate the acquired therapy business, operations (including manufacturing and supply operations), sales and distribution channels, business and financial systems and infrastructures, research and development, technologies, products, services and employees; the ability of the parties to retain their customers and suppliers; the ability of the parties to minimize the diversion of their managements’ attention from ongoing business matters; ADMA’s ability to manage the increased scale, complexity and globalization of its business, operations and employee base post-closing, among others. Forward-looking statements are subject to many risks and uncertainties that could cause our actual results and the timing of certain events to differ materially from any future results expressed or implied by the forward-looking statements, including those risks and uncertainties described in our filings with the U.S. Securities and Exchange Commission, including our most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto. Therefore, current and prospective security holders are cautioned that there also can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation or warranty by ADMA or any other person that the objectives and plans of ADMA will be achieved in any specified time frame, if at all. Except to the extent required by applicable laws or rules, ADMA does not undertake any obligation to update any forward-looking statements or to announce revisions to any of the forward-looking statements.

CONTACT: Brian Lenz

Vice President and Chief Financial Officer |201-478-5552 | www.admabiologics.com